SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                   May 2, 2003

                               Aphton Corporation
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             (Exact name of registrant as specified in its charter)




              Delaware                                  0-19122                               95-3640931
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   (State or Other Jurisdiction of              (Commission File Number)            (I.R.S. Employer Identification
           Incorporation)                                                                       Number)

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              80 SW Eighth Street, Suite 2160, Miami, Florida 33130
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               (Address of principal executive offices) (zip code)

                                 (305) 374-7338
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)




ITEM 5.  OTHER EVENTS.

     On May 2, 2003, Aphton  Corporation (the "Company")  announced that Patrick
T. Mooney, MD, has joined the Company's executive management team, reporting to the office of the Chief Executive Officer in the capacity of Chief Medical Officer.

     Philip Gevas, the Company's Chairman and CEO, said that "Bill Hasler, our Co-CEO, our Board of Directors and everyone in the company who knows Pat are enthused about his joining us, particularly at this decisive turning point in our corporate development." Mr. Gevas said that "Pat will play a central role in our developing 'new corporate face' in the financial community. Dr. Mooney will add depth to our executive management team internally, working closely with the company's senior management in finance, business development and operations; including clinical trials and regulatory affairs, research, development and manufacturing."

     Dr. Mooney was most recently Vice President and Senior Biotechnology Analyst at Thomas Weisel Partners, LLC. Dr. Mooney's previous experience includes working as a "buy-side analyst," a "sell-side analyst," and a senior management executive in a biotechnology company. Dr. Mooney received the degree of Doctor of Medicine from the Jefferson Medical College of Thomas Jefferson University, in Philadelphia, PA, where he was a member of the Hobart Amory Hare Honor Society, and trained there upon graduation in the Department of Surgery.

     Aphton Corporation is a biopharmaceutical company, developing products using its innovative targeted immunotherapy technology for neutralizing hormones that participate in gastrointestinal system and reproductive system cancer and non-cancer diseases. The Company's anti-gastrin targeted therapy induces antibodies in patients that bind to both gastrin 17 and gly-gastrin and remove them from circulation before they can bind to the cancer cell and initiate cell growth. Gastrin 17 and gly-gastrin are believed to be central growth factors, or the initiating signals, for cell growth, cell proliferation and metastasis (spread) in gastric, i.e. stomach, pancreatic, esophageal, colorectal and other gastrointestinal (GI) system cancers. This signaling program is accomplished by gastrin binding to the large numbers of gastrin receptors which appear, de novo, in the great majority of cases, on tumor cell surfaces throughout the gastrointestinal system. Interrupting this process by immunizing the patient with the Company's anti-gastrin immunogen is a precisely "targeted" immunotherapy. This specificity of targeting only cancer cells occurs because gastrin is not secreted and gastrin receptors are not found on cells in the GI system, unless they are malignant, or on the path to malignancy, except for those cells involved with normal acid secretion. Hence, inhibiting gastrin inhibits factors contributing to tumor growth and metastasis, or spread. The Company's anti-gastrin targeted therapy adds a biological dimension to the treatment of gastrointestinal cancers.

     The Company has strategic alliances with Aventis Pasteur for treating gastrointestinal system and other cancers with G17DT in North America and Europe; GlaxoSmithKline for reproductive system cancer and non-cancer diseases worldwide; and others.

ITEM 7.  EXHIBITS.

         (c)  Exhibits.

              99.1 Text of Press Release of the Company dated May 2, 2003.



                                      -2-

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                                    SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     APHTON CORPORATION
                                     (Registrant)

                                     By:   /s/ Frederick W. Jacobs
                                          --------------------------------------
                                          Name: Frederick W. Jacobs
                                          Title: Vice President, Chief Financial
                                                 Officer, Treasurer and Chief
                                                 Accounting Officer

Dated: May 2, 2003